UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2021
________________________
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
________________________
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)
 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market

9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market

7.875% Senior Notes due 2025	GFNSZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”) and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS

		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01	Financial Statements and Exhibits	2

Exhibit 10.1	Valenta Employment Agreement dated March 16, 2021

i

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The board of directors (the “Board”) of General Finance Corporation (the “Company”) appointed Ronald Valenta as the Executive Chairman of the Board effective as of January 1, 2018.  The Company and Mr. Valenta entered into an employment agreement effective January 1, 2018, a copy of which was attached as Exhibit 10.1 to the Form 8-K filed on January 3, 2018.

The Company and Mr. Valenta have entered into an amended employment agreement effective March 16, 2021, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference (the “Amended Valenta Employment Agreement”). The following description of the Amended Valenta Employment Agreement is qualified in its entirety by the Amended Valenta Employment Agreement.

Under the Amended Valenta Employment Agreement, Mr. Valenta commenced serving as the Executive Chairman of the Board commencing on January 1, 2018.  The Amended Valenta Employment Agreement will continue until terminated by one of the parties or by its terms. The Amended Valenta Employment Agreement provides that the Company will pay Mr. Valenta a base salary of $425,000 (the “Valenta Base Salary”), and the Valenta Base Salary will be reviewed annually.  Mr. Valenta will be eligible for an annual performance bonus every year as determined by the Board and the Compensation Committee.  Mr. Valenta will be eligible for equity awards under the Company’s Amended and Restated 2014 Stock Incentive Plan (the “Plan”) that are granted to Board members.  The Company will pay Mr. Valenta a monthly automobile allowance of $2,500 and will reimburse Mr. Valenta for reasonable work-related expenses.  The Company will pay for the medical and dental benefits of Mr. Valenta and his immediate family.  Mr. Valenta will receive certain other benefits, including participating in all employee benefit plans.

Under the Amended Valenta Employment Agreement, Mr. Valenta agrees, to the fullest extent provided by law, to repay or forfeit any bonus, incentive payment, equity award or other compensation if each of the three elements is satisfied: (i) the payment, grant or vesting of such compensation was based upon the achievement of financial results that were subsequently the subject of a restatement of financial statements of the Company filed with the Securities and Exchange Commission (“SEC”), or the amount of the award was based upon the achievement of financial results which subsequently were determined to have been overstated; (ii) the Board determines in its reasonable discretion, exercised in good faith, that Mr. Valenta engaged in fraud, intentional misconduct or an intentional violation of law or the Company policy that caused or contributed to the need for the restatement or caused or contributed to the overstatement of the financial results; and (iii) the Board determines in its reasonable discretion, exercised in good faith, that it is in the best interests of the Company and its stockholders for Mr. Valenta to repay or forfeit all or any portion of the bonus, incentive payment, equity award or other compensation.

The Company may terminate the Amended Valenta Employment Agreement for Cause (as defined in the Amended Valenta Employment Agreement), including: (i) the breach by Mr. Valenta of any obligation, duty or agreement under the Amended Valenta Employment Agreement, which breach is not cured or corrected within 15 days of written notice thereof from the Company; (ii) Mr. Valenta’s commission of any act of personal dishonesty, fraud, breach of fiduciary duty or trust; (iii) Mr. Valenta’s conviction of, or plead guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; (iv) Mr. Valenta’s commission of any act of personal conduct that, in the reasonable opinion of the Board, gives rise to a material risk of liability under federal or applicable state law for discrimination or sexual or other forms of harassment or other similar liabilities to subordinate employees; (v) Mr. Valenta’s commission of continued and repeated substantive violations of specific written directions of the Board or continued and repeated substantive failure to perform duties assigned by or pursuant to the Amended Valenta Employment Agreement; (vi) Mr. Valenta’s engagement in conduct that is demonstrably and materially injurious to the Company and the corporations and legal entities controlled by the Company (the “Company Group”), or that materially harms the reputation or financial position of the Company Group, unless the conduct in question was undertaken in good faith on an informed basis with due care and with a rational business purpose and based upon the honest belief that such conduct was in the best interest of the Company Group; (vii) Mr. Valenta is found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action where the conduct that is the subject of such action is injurious to the Company Group; (viii) Mr. Valenta (1) obstructs or impedes, (2) endeavors to influence, obstruct or impede, or (3) fails to materially cooperate with, any investigation authorized by the Board or any governmental or self-regulatory entity; or (ix) Mr. Valenta makes any material misrepresentations (or omissions) in connection with his resume and other documents which may have been provided by Mr. Valenta, and oral statements regarding his employment history, education and experience, in determining to enter into the Amended Valenta Employment Agreement.

Mr. Valenta may terminate the Amended Valenta Employment Agreement for “Good Reason” (as defined in the Amended Valenta Employment Agreement) including upon (a) a reduction in his Valenta Base Salary; (b) the assignment to Mr. Valenta of duties and responsibilities that are materially beneath those of an executive chairman and provided that he notifies the Company within five business days of the assignment of such duties that he believes are the basis of termination of his employment for Good Reason and the Company does not revoke such duties and responsibilities. Mr. Valenta is entitled to severance payments equal to one year of the Valenta Base Salary if his employment is terminated for Good Reason or there is a change of control of the Company (as defined in the Amended Valenta Employment Agreement).

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Valenta Employment Agreement dated March 16, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 17, 2021	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Valenta Employment Agreement dated March 16, 2021